Mr. W. Craig Barber
          October 17, 1996
          Page 1

                         October 17, 1996



Mr. W. Craig Barber
Senior Executive Vice President
and Chief Financial Officer
Shoney's, Inc.
1727 Elm Hill Pike
Nashville, TN  37210

      Re:   Sale of Warrants and Rights to Royalty Payments

Dear Mr. Barber:

      The purpose of this letter is to set forth in writing the agreement among Shoney's Investments, Inc. ("SII") and ShoLodge, Inc. ("ShoLodge") and ShoLodge Franchise Systems, Inc. ("SFS") concerning the sale by SII to ShoLodge of its warrants to acquire shares of common stock of ShoLodge and the relinquishment and cancellation by SII of its right to receive future royalty payments with respect to Shoney's Inns. The terms of the agreement are as follows:

      1. In consideration of the payment from ShoLodge to SII on the closing date of $2,050,000 in good and collected funds, SII shall transfer and convey to ShoLodge all of its warrants to acquire shares of common stock of ShoLodge, such warrants having been obtained pursuant to that certain Stock Purchase and Warrant Agreement dated as of October 25, 1991 between ShoLodge (then known as Gulf Coast Development, Inc.) and SII, and such warrants being evidenced by that certain Warrant Certificate dated October 25, 1991 executed by ShoLodge (then known as Gulf Coast Development, Inc.) in favor of SII, such Warrant Certificate having been executed and issued pursuant to such Stock Purchase and Warrant Agreement. At closing, SII shall deliver the Warrant Certificate to ShoLodge properly endorsed for transfer, and shall enter into a Warrant Purchase Agreement which will contain terms and provisions customary for similar transactions and mutually acceptable to SII, ShoLodge and their respective legal counsel, including, without limitation, representations and warranties from SII to ShoLodge that SII is the true and lawful owner and holder of the Warrant Certificate, that SII has good right and lawful authority to transfer, convey and endorse the Warrant Certificate to ShoLodge, that such Warrant Certificate has not been previously transferred, conveyed or endorsed to any other person and that such Warrant Certificate is free and clear of any and all liens, encumbrances or security interests of any kind.

      2. In consideration of the payment from SFS to SII on the closing date of $5,250,000 in good and collected funds, SII shall (i) relinquish and cancel its right to receive future royalties pursuant to Section 4.1 of that certain License Agreement dated October 25, 1991 between SII and SFS (then known as Shoney's Lodging, Inc.) (such License Agreement as heretofore amended being referred to herein as the "License Agreement"), (ii) transfer, convey and endorse to ShoLodge the stock certificate evidencing the ownership by SII of 1,000 shares of the Series A Redeemable Nonparticipating Stock of ShoLodge issued to SII pursuant to Section 5.5 of the License Agreement, (iii) cause the resignation at closing of the directors elected by SII to the Board of Directors of ShoLodge, (iv) transfer, convey and endorse to SFS the stock certificate evidencing the ownership by SII of 1,000 shares of the Series A Redeemable Nonparticipating Stock of SFS issued to SII pursuant to Section 5.5 of the License Agreement, (v) cause the resignation at closing of the directors elected by SII to the Board of Directors of SFS, (vi) terminate and fully release any and all UCC-1 financing statements filed to perfect the security interest granted pursuant to that certain Stock Pledge Agreement dated as of October 28, 1991 between ShoLodge (then known as Gulf Coast Development, Inc.) and SII and deliver to ShoLodge the stock certificates evidencing the shares of SFS pledged to SII pursuant to such Stock Pledge Agreement, (vii) terminate and fully release any and all UCC-1 financing statements filed to perfect the security interest granted pursuant to that certain Security Agreement dated as of October 25, 1991 between SFS (then known as Shoney's Lodging, Inc.) and SII,
(viii) cancel  and  terminate  that certain Stock Restriction  Agreement  dated
October 25, 1991 among Leon Moore, ShoLodge (then known as Gulf Coast Development, Inc.) and SII, such Stock Restriction Agreement having been entered into pursuant to Section 5.1 of the License Agreement, (ix) cause any and all lenders which hold a security interest in the Licensed Mark (as defined in the License Agreement) or the License Agreement to enter into an agreement whereby such lender or lenders recognize and agree that, so long as no event has occurred giving SII the right to terminate the License Agreement in accordance with the terms thereof, SFS shall not be disturbed in its use and licensing of the use of the Licensed Mark pursuant to the terms of the License Agreement during the term thereof or any extension thereof, notwithstanding the exercise by such lender or lenders of any remedies available as a result of any such security interest in the Licensed Mark or the License Agreement, and
(x) modify and amend the License Agreement and Guaranty Agreement dated as of October 25, 1991, made by ShoLodge (then known as Gulf Coast Development, Inc.) in favor of SII, as necessary to reflect the foregoing transactions.

      3. On the closing date, the License Agreement shall be further modified as follows: (i) Section 1.5 shall be deleted in its entirety;
(ii) Section 4.1 and 4.2 shall be deleted in their entirety; (iii) Section 4.4(a) of the License Agreement shall be deleted in its entirety and the language attached hereto as Insert 4.4(a) shall be inserted in lieu thereof,
(iv) Section 4.4(b) of the License Agreement shall be deleted  in its entirety,
(v) Section 4.4(c) of the License Agreement shall be deleted in  its  entirety,
(vi) the phrase "subject to the limitations set forth below" shall be deleted from the second sentence of Section 4.4(d) and the fourth sentence therein shall be deleted in its entirety and the following language shall be inserted in lieu thereof "Licensor shall not object to a form of agreement, offering circular or other promotional items because of the fees, royalties or advertising fees or similar financial obligations proposed to be charged thereunder," (vii) Section 4.5(a) of the License Agreement shall be amended by inserting the words "Upon Licensor's request," at the beginning of the first sentence thereof and by deleting the second through fourth sentences thereof,
(viii) Section 4.10 of the License Agreement shall be deleted in its entirety and the language attached hereto as Insert 4.10 shall be inserted in lieu thereof, (ix) Section 4.11(b) shall be amended by deleting the phrase "that consent may be given by any of Licensor's representatives to the board of directors of Gulf or Licensee" and inserting in lieu thereof the words "a request for consent shall be made by Licensee in writing to the Secretary of Licensor and written approval may be given by the Secretary, Treasurer or Chief Financial Officer of Licensor," (x) Section 5.1 shall be deleted in its entirety, (xi) Section 5.2 shall be amended to delete the date "October 27, 19091" and insert the date "October 27, 1996," (xii) Sections 5.4 and 5.5 shall be deleted in their entirety, (xiii) the words "subject to the provisions of
Section 4.10" shall be inserted immediately before the words "Gulf will continue" in the third line of that section, (xiv) Section 6.3 shall be amended by deleting the second and third sentences thereof, (xv) Section 6.5 shall be deleted in its entirety, (xvi) Sections 7.1(f) and 7.1(g) shall be deleted in their entirety, (xvii) Section 7.1(j) shall be amended by deleting the term
"ten  (10)"  and  inserting  the  term  "thirty  (30)"  in  lieu  thereof,  and
(xx) Sections 7.4(c), 7.4(d) and 7.4(f) shall be deleted in their entirety. All other provisions of the License Agreement shall remain unchanged and in full force and effect except to the extent that additional revisions may be mutually agreed upon by the parties hereto.

      4. The transactions contemplated by this agreement shall close on or before October 25, 1996. If this transaction has not closed on or before October 25, 1996, either party hereto may terminate this agreement upon written notice to the other and all further obligations of the parties hereunder shall terminate.

      5. The transactions contemplated by this agreement and the obligations of SII hereunder are subject to and contingent upon approval of this agreement by both: (i) the board of directors of Shoney's, Inc. ("Shoney's"); and
(ii) Shoney's lenders as required by their respective instruments.

      Please sign below indicating your agreement to the foregoing terms.

                                           Sincerely,

                                           SHOLODGE, INC.

                                           By: /s/ Leon Moore
                                               Leon Moore, President



                                           SHOLODGE FRANCHISE SYSTEMS, INC.

                                           By: /s/ Leon Moore
                                               Leon Moore, Chairman


      The undersigned agrees to the foregoing this 17th day of October, 1996.

                                           SHONEY'S INVESTMENTS, INC.

                                           By: /s/ W. Craig Barber
                                           Title: Senior Executive Vice
                                                  President and Chief
                                                  Financial Officer